Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets and Goodwill	Intangible Assets and Goodwill
As at December 31, 2021 and 2020, intangible assets consisted of acquired time-charter contracts with a weighted-average amortization period of 20.7 years from the date of acquisition. The carrying amount of intangible assets for the Company’s liquefied natural gas segment is as follows:

	December 31, 2021 $	December 31, 2020 $
Gross carrying amount	179,813	179,813
Accumulated amortization	(154,159)	(145,303)
Net carrying amount	25,654	34,510

Amortization expense associated with intangible assets was $8.9 million per year for each of the years ended December 31, 2021, 2020 and 2019. Amortization expense associated with intangible assets in each of the next five succeeding fiscal years is expected to be approximately $8.4 million (2022), $6.2 million (2023), $4.5 million (2024), $1.5 million (2025), and $1.5 million (2026).
The Company's carrying amount of goodwill as at December 31, 2021 and 2020 is as follows:

	December 31, 2021 $	December 31, 2020 $
Liquefied natural gas segment	31,921	31,921
Liquefied petroleum gas segment	2,920	2,920
Total	34,841	34,841

The Company conducts an impairment review annually or more frequently if facts and circumstances suggest goodwill may be impaired. No impairment charge was recorded for the years ended December 31, 2021, 2020 and 2019.